UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08085

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 10

Address of principal executive offices:	655 Broad Street, 6th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 6th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2023

Date of reporting period:	10/31/2023

Item 1 – Reports to Stockholders

PGIM JENNISON GLOBAL EQUITY INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Equity Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Equity Income Fund

December 15, 2023

PGIM Jennison Global Equity Income Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Ten Years (%)

Class A

(with sales charges)	-3.40	4.00	5.06

(without sales charges)	2.22	5.18	5.65

Class C

(with sales charges)	0.46	4.40	4.87

(without sales charges)	1.38	4.40	4.87

Class R

(without sales charges)	1.99	4.87	5.36

Class Z

(without sales charges)	2.52	5.48	5.94

Class R6

(without sales charges)	2.60	5.56	6.03

MSCI All Country World ND Index

	10.50	7.47	6.81

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ND Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Equity Income Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definition

MSCI All Country World ND Index—The Morgan Stanley Capital International All Country World Net Dividends Index (MSCI ACWI ND Index) is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The MSCI ACWI ND Index is unmanaged and the total return includes the reinvestment of all dividends.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	Country	% of Net Assets

AbbVie, Inc.	Biotechnology	United States	5.2%

AXA SA	Insurance	France	5.0%

Zurich Insurance Group AG	Insurance	Switzerland	4.5%

MetLife, Inc.	Insurance	United States	3.6%

JPMorgan Chase & Co.	Banks	United States	3.5%

Iberdrola SA	Electric Utilities	Spain	3.3%

National Grid plc	Multi-Utilities	United Kingdom	3.1%

Prologis, Inc., REIT	Industrial REITs	United States	3.1%

Shell plc, ADR	Oil, Gas & Consumable Fuels	Netherlands	2.9%

PepsiCo, Inc.	Beverages	United States	2.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Equity Income Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Global Equity Income Fund’s Class Z shares returned 2.52% in the 12-month reporting period that ended October 31, 2023, underperforming the 10.50% return of the MSCI All Country World ND Index (the Index).

What were the market conditions?

•

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25%–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

Calendar year 2022 ended with investors uncertain about inflationary pressures and Fed policy, heightened geopolitical tensions, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform, as they had earlier in 2022.

•

In the first half of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations.

•

In late summer, markets stumbled again in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. By the end of the third quarter, macroeconomic and political developments began adding to investor unease. Threats of a federal government shutdown, strikes at several US automakers, and tensions with China made the path to slower growth and a soft landing appear less smooth or likely than expected. Oil prices moved higher in response to coordinated supply restraints orchestrated by the OPEC group of oil exporting nations, which drove a subsequent rebound in gasoline prices. US consumer confidence ticked down over the summer months, while employment and home prices held firm.

•

Within the Index, all sectors were positive except for real estate, utilities, and healthcare. Communication services and information technology saw the biggest gains. Consumer discretionary also outperformed the overall Index.

What worked?

•

On an absolute basis, the Fund’s materials sector holdings contributed the most to absolute results during the reporting period, driven by Linde plc. Information technology stocks also contributed to absolute performance with Lam Research Corp., Microsoft Corp., Apple Inc., and Samsung Electronics Co. Ltd. each producing solid returns.

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•

Relative to the Index, the Fund’s security selection in utilities (Iberdrola S.A. and National Grid plc), materials (Linde), and consumer staples (Walmart Inc. and The Proctor & Gamble Co.) contributed to relative performance.

•	Other notable contributors included AXA SA, Zurich Insurance Group AG, and JP Morgan Chase & Co. (financials), and TotalEnergies SE (energy).

What didn’t work?

•	In absolute terms, the real estate, healthcare, and industrials sectors produced negative returns.

•	Relative to the Index, security selection within information technology, industrials, and communication services detracted the most.

•	The Fund’s underweights relative to the Index in information technology and communication services, as well as its overweights in utilities and real estate, also detracted from relative performance.

•

The most significant individual detractors came from diverse sectors and included MetLife Inc. and The PNC Financial Services Group Inc. (financials), Bristol-Myers Squibb Co. (healthcare), Alexandria Real Estate Equities Inc. (real estate), and Enbridge Inc. (energy).

Current outlook

•

While inflation has cooled from the high single-digit pace of mid-2022 after a series of interest rate hikes, it remains warmer than the Fed’s goal. The central bank has slowed its rate hikes but remains hawkish. Accordingly, Jennison no longer believes rate cuts are likely to occur in 2023.

•

Previous market declines were typically associated with a recession versus a soft-landing debate, a soft landing referring to the ability of the Fed to raise rates and cool inflation without causing an economic recession. Jennison had previously been solidly in the recession camp, as the magnitude of rate hikes seen in the current cycle have always led to a recession in the past. However, today’s financial market’s transmission mechanism appears different. The strong—albeit cooling—trends in the labor market and consumer spending continue to keep the economy in positive territory.

•

In Jennison’s opinion, with labor continuing to demand, and get, wage increases (the recent writers’ and current autoworkers’ strikes are just two examples), companies’ earnings are likely to be impacted when their costs go up. They may then have a difficult time passing along the increase, while volumes soften due to overall slowing in the economy.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Global Equity Income Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Equity Income Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 926.70	1.19%	$ 5.78

	Hypothetical	$1,000.00	$1,019.21	1.19%	$ 6.06

Class C	Actual	$1,000.00	$ 923.90	2.05%	$ 9.94

	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41

Class R	Actual	$1,000.00	$ 926.30	1.42%	$ 6.89

	Hypothetical	$1,000.00	$1,018.05	1.42%	$ 7.22

Class Z	Actual	$1,000.00	$ 928.60	0.91%	$ 4.42

	Hypothetical	$1,000.00	$1,020.62	0.91%	$ 4.63

Class R6	Actual	$1,000.00	$ 928.60	0.80%	$ 3.89

	Hypothetical	$1,000.00	$1,021.17	0.80%	$ 4.08

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Global Equity Income Fund    11

Schedule of Investments

as of October 31, 2023

	Shares	Value

LONG-TERM INVESTMENTS — 99.6%

COMMON STOCKS

Australia — 0.9%
Transurban Group, UTS	810,496	$6,101,814

Canada — 7.0%
BCE, Inc.	317,697	11,793,792
Canadian National Railway Co.(a)	77,978	8,248,513
Enbridge, Inc.	585,107	18,750,427
Pembina Pipeline Corp.	305,812	9,411,975

		48,204,707

France — 10.0%
AXA SA	1,153,224	34,170,517
Cie Generale des Etablissements Michelin SCA	504,744	14,995,165
Orange SA	832,250	9,788,965
Vinci SA	89,290	9,873,188

		68,827,835

Italy — 2.0%
Enel SpA	2,195,525	13,936,271

Netherlands — 4.0%
Akzo Nobel NV	107,291	7,197,585
Shell PLC, ADR	306,388	19,958,114

		27,155,699

South Korea — 1.1%
Samsung Electronics Co. Ltd.	157,039	7,816,597

Spain — 3.3%
Iberdrola SA	2,050,126	22,801,539

Switzerland — 4.5%
Zurich Insurance Group AG	65,099	30,921,539

United Kingdom — 7.1%
AstraZeneca PLC, ADR	260,812	16,491,143
National Grid PLC	1,791,552	21,360,634
Reckitt Benckiser Group PLC	166,371	11,131,378

		48,983,155

United States — 59.7%
AbbVie, Inc.	252,565	35,657,127
Alexandria Real Estate Equities, Inc., REIT	58,285	5,428,082
Amgen, Inc.	33,014	8,441,680
Apple, Inc.	81,267	13,877,966
Bristol-Myers Squibb Co.	214,672	11,062,048
Broadcom, Inc.	11,547	9,715,299
Caterpillar, Inc.	48,902	11,054,297

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

	Shares	Value

COMMON STOCKS (continued)

United States (cont’d.)
Corning, Inc.	254,096	$6,799,609
Darden Restaurants, Inc.	46,495	6,766,417
Dow, Inc.	144,545	6,987,305
DTE Energy Co.	77,390	7,458,848
Gaming & Leisure Properties, Inc., REIT	360,067	16,343,441
Gateway Energy & Resource Holdings LLC Private Placement, 144A (original cost $2,000,000; purchased 12/14/07)*^(f)	100,000	160,550
Johnson Controls International PLC	274,461	13,454,078
JPMorgan Chase & Co.	172,195	23,945,437
Lam Research Corp.	16,956	9,973,858
Linde PLC	47,354	18,096,805
McDonald’s Corp.	63,090	16,540,305
MetLife, Inc.	415,991	24,963,620
Microsoft Corp.	32,257	10,906,414
PepsiCo, Inc.	115,170	18,804,958
PNC Financial Services Group, Inc. (The)	72,841	8,338,109
Procter & Gamble Co. (The)	123,249	18,491,048
Prologis, Inc., REIT	209,482	21,105,312
Republic Services, Inc.	61,806	9,177,573
Sanofi SA	178,266	16,187,662
Texas Instruments, Inc.	122,442	17,387,988
Union Pacific Corp.	47,866	9,937,460
United Parcel Service, Inc. (Class B Stock)	53,355	7,536,394
Walmart, Inc.	97,180	15,880,184
Williams Cos., Inc. (The)(a)	291,506	10,027,806

		410,507,680

TOTAL LONG-TERM INVESTMENTS (cost $607,348,821)		685,256,836

SHORT-TERM INVESTMENT — 1.3%

AFFILIATED MUTUAL FUND
PGIM Institutional Money Market Fund (cost $8,926,816; includes $8,888,490 of cash collateral for securities on loan)(b)(wb)	8,931,853	8,927,387

TOTAL INVESTMENTS—100.9% (cost $616,275,637)		694,184,223

Liabilities in excess of other assets — (0.9)%		(6,057,539)

NET ASSETS — 100.0%		$688,126,684

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

See Notes to Financial Statements.

14

ADR—American Depositary Receipt

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

UTS—Unit Trust Security

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $160,550 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $8,702,082; cash collateral of $8,888,490 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $2,000,000. The aggregate value of $160,550 is 0.0% of net assets.

(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$6,101,814	$—
Canada	48,204,707	—	—
France	—	68,827,835	—
Italy	—	13,936,271	—
Netherlands	19,958,114	7,197,585	—
South Korea	—	7,816,597	—
Spain	—	22,801,539	—
Switzerland	—	30,921,539	—
United Kingdom	16,491,143	32,492,012	—
United States	394,159,468	16,187,662	160,550
Short-Term Investment
Affiliated Mutual Fund	8,927,387	—	—

Total	$487,740,819	$206,282,854	$160,550

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Insurance	13.1%
Oil, Gas & Consumable Fuels	8.5
Biotechnology	6.4
Pharmaceuticals	6.4
Semiconductors & Semiconductor Equipment	5.4
Electric Utilities	5.3
Banks	4.7
Chemicals	4.7
Household Products	4.3
Multi-Utilities	4.2
Hotels, Restaurants & Leisure	3.4
Technology Hardware, Storage & Peripherals	3.1
Diversified Telecommunication Services	3.1
Industrial REITs	3.1
Beverages	2.7
Ground Transportation	2.6
Specialized REITs	2.4
Consumer Staples Distribution & Retail	2.3
Automobile Components	2.2
Building Products	2.0

Machinery	1.6%
Software	1.6
Construction & Engineering	1.4
Commercial Services & Supplies	1.3
Affiliated Mutual Fund (1.3% represents investments purchased with collateral from securities on loan)	1.3
Air Freight & Logistics	1.1
Electronic Equipment, Instruments & Components	1.0
Transportation Infrastructure	0.9
Office REITs	0.8
Energy Equipment & Services	0.0 *

100.9
Liabilities in excess of other assets	(0.9)

100.0%

* Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$8,702,082	$(8,702,082)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value, including securities on loan of $8,702,082:
Unaffiliated investments (cost $607,348,821)	$685,256,836
Affiliated investments (cost $8,926,816)	8,927,387
Cash	589
Foreign currency, at value (cost $10,185)	80
Tax reclaim receivable	3,306,924
Dividends receivable	1,488,746
Receivable for Fund shares sold	711,053
Prepaid expenses	4,357

Total Assets	699,695,972

Liabilities

Payable to broker for collateral for securities on loan	8,888,490
Payable for Fund shares purchased	1,294,348
Loan payable	525,000
Management fee payable	442,518
Accrued expenses and other liabilities	215,529
Distribution fee payable	131,089
Affiliated transfer agent fee payable	69,747
Directors’ fees payable	2,567

Total Liabilities	11,569,288

Net Assets	$688,126,684

Net assets were comprised of:
Common stock, at par	$57,026
Paid-in capital in excess of par	565,364,997
Total distributable earnings (loss)	122,704,661

Net assets, October 31, 2023	$688,126,684

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund    17

Statement of Assets and Liabilities

as of October 31, 2023

Class A

Net asset value and redemption price per share, ($500,710,700 ÷ 41,307,453 shares of common stock issued and outstanding)	$12.12

Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price to public	$12.83

Class C

Net asset value, offering price and redemption price per share, ($17,673,335 ÷ 1,703,435 shares of common stock issued and outstanding)	$10.38

Class R

Net asset value, offering price and redemption price per share, ($15,254,167 ÷ 1,258,009 shares of common stock issued and outstanding)	$12.13

Class Z

Net asset value, offering price and redemption price per share, ($138,105,204 ÷ 11,407,342 shares of common stock issued and outstanding)	$12.11

Class R6

Net asset value, offering price and redemption price per share, ($16,383,278 ÷ 1,349,301 shares of common stock issued and outstanding)	$12.14

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $358,336 foreign withholding tax)	$28,660,625
Other income	450,351
Affiliated dividend income	132,638
Affiliated income from securities lending, net	21,166

Total income	29,264,780

Expenses
Management fee	5,801,371
Distribution fee(a)	2,085,664
Transfer agent’s fees and expenses (including affiliated expense of $387,020)(a)	1,019,827
Professional fees	88,470
Custodian and accounting fees	86,626
Shareholders’ reports	69,524
Registration fees(a)	63,865
Audit fee	28,600
Directors’ fees	22,157
Miscellaneous	39,524

Total expenses	9,305,628
Less: Fee waiver and/or expense reimbursement(a)	(8,329)
Distribution fee waiver(a)	(324,919)

Net expenses	8,972,380

Net investment income (loss)	20,292,400

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $1,895)	46,195,072
Foreign currency transactions	(32,766)

46,162,306

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(2,278))	(42,894,865)
Foreign currencies	181,856

(42,713,009)

Net gain (loss) on investment and foreign currency transactions	3,449,297

Net Increase (Decrease) In Net Assets Resulting From Operations	$23,741,697

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	1,687,181	267,318	131,165	—	—
Transfer agent’s fees and expenses	777,948	55,288	27,851	157,496	1,244
Registration fees	17,824	12,948	5,541	17,261	10,291
Fee waiver and/or expense reimbursement	—	—	—	—	(8,329)
Distribution fee waiver	(281,198)	—	(43,721)	—	—

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund    19

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$20,292,400	$15,830,820
Net realized gain (loss) on investment and foreign currency transactions	46,162,306	49,019,301
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(42,713,009)	(167,592,815)

Net increase (decrease) in net assets resulting from operations	23,741,697	(102,742,694)

Dividends and Distributions
Distributions from distributable earnings
Class A	(49,394,086)	(35,643,068)
Class C	(2,867,480)	(3,341,454)
Class R	(1,512,939)	(1,106,594)
Class Z	(14,734,706)	(11,511,721)
Class R6	(1,387,168)	(749,773)

	(69,896,379)	(52,352,610)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	29,248,811	27,642,442
Net asset value of shares issued in reinvestment of dividends and distributions	63,696,433	47,510,068
Cost of shares purchased	(148,286,792)	(142,580,848)

Net increase (decrease) in net assets from Fund share transactions	(55,341,548)	(67,428,338)

Total increase (decrease)	(101,496,230)	(222,523,642)

Net Assets:

Beginning of year	789,622,914	1,012,146,556

End of year	$688,126,684	$789,622,914

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.96		$15.39	$12.40	$14.45	$16.18
Income (loss) from investment operations:
Net investment income (loss)	0.33		0.25	0.25	0.26	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01	)(b)	(1.88)	3.90	(0.70)	0.62
Total from investment operations	0.32		(1.63)	4.15	(0.44)	0.91
Less Dividends and Distributions:
Dividends from net investment income	(0.34)		(0.23)	(0.25)	(0.29)	(0.29)
Distributions from net realized gains	(0.82)		(0.57)	(0.91)	(1.32)	(2.35)
Total dividends and distributions	(1.16)		(0.80)	(1.16)	(1.61)	(2.64)
Net asset value, end of year	$12.12		$12.96	$15.39	$12.40	$14.45
Total Return(c):	2.22%		(11.04)%	34.94%	(3.76)%	9.02%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$501		$558	$690	$518	$603
Average net assets (in millions)	$562		$633	$653	$544	$570
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.17%		1.15%	1.14%	1.15%	1.16%
Expenses before waivers and/or expense reimbursement	1.22%		1.20%	1.19%	1.20%	1.21%
Net investment income (loss)	2.55%		1.72%	1.72%	1.98%	2.02%
Portfolio turnover rate(e)	11%		19%	12%	97%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund    21

Financial Highlights (continued)

Class C Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.26	$13.48	$10.99	$12.99	$14.84
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.11	0.13	0.16	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	- (b)	(1.62)	3.44	(0.62)	0.52
Total from investment operations	0.19	(1.51)	3.57	(0.46)	0.70
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.14)	(0.17)	(0.22)	(0.20)
Distributions from net realized gains	(0.82)	(0.57)	(0.91)	(1.32)	(2.35)
Total dividends and distributions	(1.07)	(0.71)	(1.08)	(1.54)	(2.55)
Net asset value, end of year	$10.38	$11.26	$13.48	$10.99	$12.99
Total Return(c):	1.38%	(11.71)%	33.98%	(4.46)%	8.27%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18	$36	$71	$151	$295
Average net assets (in millions)	$27	$53	$105	$221	$399
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.04%	1.94%	1.88%	1.87%	1.85%
Expenses before waivers and/or expense reimbursement	2.04%	1.94%	1.88%	1.87%	1.85%
Net investment income (loss)	1.69%	0.92%	1.02%	1.37%	1.38%
Portfolio turnover rate(e)	11%	19%	12%	97%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class R Shares

	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.96	$15.39	$12.40	$14.45	$16.18
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.20	0.21	0.22	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	- (b)	(1.87)	3.90	(0.70)	0.62
Total from investment operations	0.29	(1.67)	4.11	(0.48)	0.87
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.19)	(0.21)	(0.25)	(0.25)
Distributions from net realized gains	(0.82)	(0.57)	(0.91)	(1.32)	(2.35)
Total dividends and distributions	(1.12)	(0.76)	(1.12)	(1.57)	(2.60)
Net asset value, end of year	$12.13	$12.96	$15.39	$12.40	$14.45
Total Return(c):	1.99%	(11.32)%	34.53%	(4.07)%	8.69%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$15	$18	$23	$20	$26
Average net assets (in millions)	$17	$21	$23	$23	$27
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.46%	1.45%	1.49%	1.44%
Expenses before waivers and/or expense reimbursement	1.72%	1.71%	1.70%	1.74%	1.69%
Net investment income (loss)	2.26%	1.42%	1.42%	1.69%	1.76%
Portfolio turnover rate(e)	11%	19%	12%	97%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund    23

Financial Highlights (continued)

Class Z Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.95		$15.37	$12.39	$14.44	$16.18
Income (loss) from investment operations:
Net investment income (loss)	0.37		0.29	0.29	0.30	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01	)(b)	(1.87)	3.89	(0.70)	0.61
Total from investment operations	0.36		(1.58)	4.18	(0.40)	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.38)		(0.27)	(0.29)	(0.33)	(0.33)
Distributions from net realized gains	(0.82)		(0.57)	(0.91)	(1.32)	(2.35)
Total dividends and distributions	(1.20)		(0.84)	(1.20)	(1.65)	(2.68)
Net asset value, end of year	$12.11		$12.95	$15.37	$12.39	$14.44
Total Return(c):	2.52%		(10.73)%	35.26%	(3.49)%	9.28%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$138		$165	$214	$197	$328
Average net assets (in millions)	$159		$194	$215	$249	$375
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%		0.87%	0.87%	0.88%	0.87%
Expenses before waivers and/or expense reimbursement	0.89%		0.87%	0.87%	0.88%	0.87%
Net investment income (loss)	2.83%		2.01%	2.00%	2.31%	2.33%
Portfolio turnover rate(e)	11%		19%	12%	97%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R6 Shares

	Year Ended October 31,

	2023		2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.98		$15.41	$12.42	$14.47	$16.20
Income (loss) from investment operations:
Net investment income (loss)	0.40		0.29	0.28	0.29	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03	)(b)	(1.86)	3.92	(0.68)	0.62
Total from investment operations	0.37		(1.57)	4.20	(0.39)	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.39)		(0.29)	(0.30)	(0.34)	(0.34)
Distributions from net realized gains	(0.82)		(0.57)	(0.91)	(1.32)	(2.35)
Total dividends and distributions	(1.21)		(0.86)	(1.21)	(1.66)	(2.69)
Net asset value, end of year	$12.14		$12.98	$15.41	$12.42	$14.47
Total Return(c):	2.60%		(10.70)%	35.33%	(3.39)%	9.41%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$16		$13	$13	$4	$3
Average net assets (in millions)	$18		$13	$9	$3	$4
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.80%		0.80%	0.80%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	0.85%		0.86%	0.93%	1.23%	0.96%
Net investment income (loss)	3.06%		2.07%	1.90%	2.26%	2.39%
Portfolio turnover rate(e)	11%		19%	12%	97%	77%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund    25

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 10 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Global Equity Income Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

26

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison Global Equity Income Fund    27

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

28

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or

PGIM Jennison Global Equity Income Fund    29

Notes to Financial Statements (continued)

loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

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The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.745% of average daily net assets up to $500 million;	0.74%
0.73% of average daily net assets over $500 million to $1 billion;
0.625% of average daily net assets over $1 billion to $2.5 billion;
0.600% of average daily net assets over $2.5 billion to $7.5 billion;
0.580% of average daily net assets over $7.5 billion to $10 billion;
0.560% of average daily net assets over $10 billion

The Manager has contractually agreed, through February 28, 2025, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R6	0.80

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for

PGIM Jennison Global Equity Income Fund    31

Notes to Financial Statements (continued)

distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$105,754	$ 55
C	—	920

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments

32

and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$85,015,784	$188,788,148

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)

$ —	$74,972,357	$74,972,357	$ —	$ —	$ —	—	$132,638

PGIM Institutional Money Market Fund(1)(b)(wb)

14,866,651	211,820,009	217,758,890	(2,278)	1,895	8,927,387	8,931,853	21,166(2)

$14,866,651	$286,792,366	$292,731,247	$(2,278)	$1,895	$8,927,387		$153,804

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Jennison Global Equity Income Fund    33

Notes to Financial Statements (continued)

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$20,876,550	$49,019,829	$—	$69,896,379

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$20,901,623	$31,450,987	$—	$52,352,610

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$726,247	$45,695,199

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$617,890,421	$127,869,682	$(51,575,880)	$76,293,802

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales and investment in partnerships.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a

34

CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 5,500,000,000 shares of capital stock, $0.001 par value per share, 2,770,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares
A	400,000,000
B	20,000,000
C	300,000,000
R	75,000,000
Z	1,250,000,000
T	650,000,000
R6	75,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	21,709	0.1%
Z	5,452	0.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	7	57.5

PGIM Jennison Global Equity Income Fund    35

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	741,569	$9,596,929
Shares issued in reinvestment of dividends and distributions	3,597,706	45,783,278
Shares purchased	(6,968,717)	(90,802,596)
Net increase (decrease) in shares outstanding before conversion	(2,629,442)	(35,422,389)
Shares issued upon conversion from other share class(es)	1,272,438	16,744,923
Shares purchased upon conversion into other share class(es)	(377,479)	(4,937,200)
Net increase (decrease) in shares outstanding	(1,734,483)	$(23,614,666)

Year ended October 31, 2022:
Shares sold	812,192	$11,655,660
Shares issued in reinvestment of dividends and distributions	2,273,496	32,816,126
Shares purchased	(6,001,728)	(85,262,905)
Net increase (decrease) in shares outstanding before conversion	(2,916,040)	(40,791,119)
Shares issued upon conversion from other share class(es)	1,649,762	23,638,719
Shares purchased upon conversion into other share class(es)	(540,078)	(7,876,732)
Net increase (decrease) in shares outstanding	(1,806,356)	$(25,029,132)

Class C
Year ended October 31, 2023:
Shares sold	104,059	$1,181,664
Shares issued in reinvestment of dividends and distributions	253,019	2,763,828
Shares purchased	(482,895)	(5,437,807)
Net increase (decrease) in shares outstanding before conversion	(125,817)	(1,492,315)
Shares purchased upon conversion into other share class(es)	(1,332,603)	(15,093,200)
Net increase (decrease) in shares outstanding	(1,458,420)	$(16,585,515)

Year ended October 31, 2022:
Shares sold	132,242	$1,651,154
Shares issued in reinvestment of dividends and distributions	257,127	3,271,527
Shares purchased	(677,231)	(8,526,899)
Net increase (decrease) in shares outstanding before conversion	(287,862)	(3,604,218)
Shares purchased upon conversion into other share class(es)	(1,848,277)	(23,085,483)
Net increase (decrease) in shares outstanding	(2,136,139)	$(26,689,701)

36

Share Class	Shares	Amount

Class R
Year ended October 31, 2023:
Shares sold	47,833	$620,493
Shares issued in reinvestment of dividends and distributions	118,837	1,512,939
Shares purchased	(293,692)	(3,835,182)
Net increase (decrease) in shares outstanding	(127,022)	$(1,701,750)

Year ended October 31, 2022:
Shares sold	68,830	$968,521
Shares issued in reinvestment of dividends and distributions	76,416	1,106,594
Shares purchased	(258,589)	(3,716,303)
Net increase (decrease) in shares outstanding	(113,343)	$(1,641,188)

Class Z
Year ended October 31, 2023:
Shares sold	532,345	$6,876,146
Shares issued in reinvestment of dividends and distributions	964,696	12,256,013
Shares purchased	(3,019,804)	(39,238,502)
Net increase (decrease) in shares outstanding before conversion	(1,522,763)	(20,106,343)
Shares issued upon conversion from other share class(es)	384,377	5,021,002
Shares purchased upon conversion into other share class(es)	(228,930)	(2,985,637)
Net increase (decrease) in shares outstanding	(1,367,316)	$(18,070,978)

Year ended October 31, 2022:
Shares sold	619,452	$8,748,630
Shares issued in reinvestment of dividends and distributions	664,996	9,567,414
Shares purchased	(2,918,165)	(41,061,264)
Net increase (decrease) in shares outstanding before conversion	(1,633,717)	(22,745,220)
Shares issued upon conversion from other share class(es)	591,323	8,627,252
Shares purchased upon conversion into other share class(es)	(109,912)	(1,580,418)
Net increase (decrease) in shares outstanding	(1,152,306)	$(15,698,386)

Class R6
Year ended October 31, 2023:
Shares sold	839,508	$10,973,579
Shares issued in reinvestment of dividends and distributions	108,082	1,380,375
Shares purchased	(688,311)	(8,972,705)
Net increase (decrease) in shares outstanding before conversion	259,279	3,381,249
Shares issued upon conversion from other share class(es)	95,977	1,250,112
Net increase (decrease) in shares outstanding	355,256	$4,631,361

PGIM Jennison Global Equity Income Fund    37

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	332,470	$4,618,477
Shares issued in reinvestment of dividends and distributions	52,057	748,407
Shares purchased	(280,857)	(4,013,477)
Net increase (decrease) in shares outstanding before conversion	103,670	1,353,407
Shares issued upon conversion from other share class(es)	18,853	276,662
Net increase (decrease) in shares outstanding	122,523	$1,630,069

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

Total Commitment	$1,200,000,000	$1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 18 days that the Fund had loans outstanding during the period was approximately $421,333, borrowed at a weighted average interest rate of 6.28%. The maximum loan outstanding amount during the period was $1,352,000. At October 31, 2023, the Fund had an outstanding loan balance of $525,000.

38

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

PGIM Jennison Global Equity Income Fund    39

Notes to Financial Statements (continued)

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In

40

addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

PGIM Jennison Global Equity Income Fund    41

Notes to Financial Statements (continued)

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a

42

semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison Global Equity Income Fund    43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 10 and Shareholders of PGIM Jennison Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Equity Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 10, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2023, the Fund reports the maximum amount allowed per share but not less than $0.82 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Global Equity Income Fund	100.00%	49.33%

In January 2024 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

PGIM Jennison Global Equity Income Fund    45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison Global Equity Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Global Equity Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Global Equity Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Jennison Global Equity Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Jennison Global Equity Income Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Equity Income Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Global Equity Income Fund is a series of Prudential Investment Portfolios, Inc. 10.

PGIM Jennison Global Equity Income Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time .The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Global Equity Income Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	1st Quartile

Actual Management Fees: 4th Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 0.80% through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Equity Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Equity Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL EQUITY INCOME FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	SPQAX	AGOCX	PJERX	JDEZX	PJIQX

CUSIP	74441L808	74441L873	74441L790	74441L832	74441L816

MF203E

PGIM QUANT SOLUTIONS MID-CAP VALUE FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Mid-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Mid-Cap Value Fund

December 15, 2023

PGIM Quant Solutions Mid-Cap Value Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-10.27	1.45	3.93	—

(without sales charges)	-5.05	2.60	4.52	—

Class C

(with sales charges)	-6.76	1.77	3.71	—

(without sales charges)	-5.83	1.77	3.71	—

Class R

(without sales charges)	-5.34	2.28	N/A	2.71 (12/22/2014)

Class Z

(without sales charges)	-4.79	2.89	4.80	—

Class R2

(without sales charges)	-5.16	2.51	N/A	0.21 (12/28/2017)

Class R4

(without sales charges)	-4.94	2.76	N/A	0.46 (12/28/2017)

Class R6

(without sales charges)	-4.63	3.03	4.94	—

Russell Midcap Value Index

	-3.56	5.69	6.89	—

S&P MidCap 400 Index

	-1.06	7.03	7.95	—

Russell Midcap Index

	-1.01	7.14	8.05	—

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Average Annual Total Returns as of 10/31/23 Since Inception (%)

	Class R (12/22/2014)	Class R2, Class R4 (12/28/2017)

Russell Midcap Value Index	5.72	4.07

S&P MidCap 400 Index	7.37	5.48

Russell Midcap Index	7.08	5.82

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell Midcap Value Index and S&P MidCap 400 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

PGIM Quant Solutions Mid-Cap Value Fund    5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell Midcap Value Index—The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks included in the Index are also members of the Russell 1000 Value Index.

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S&P MidCap 400 Index*—The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry representation. It gives a broad look at how US mid-cap stock prices have performed.

*The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Russell Midcap Index—The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 27% of the total market capitalization of the Russell 1000 Index.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 10/31/23

Ten Largest Holdings	Line of Business	% of Net Assets

Nucor Corp.	Metals & Mining	1.1%

Phillips 66	Oil, Gas & Consumable Fuels	1.1%

Bank of New York Mellon Corp. (The)	Capital Markets	1.1%

D.R. Horton, Inc.	Household Durables	1.0%

Realty Income Corp.	Retail REITs	1.0%

Lennar Corp. (Class A Stock)	Household Durables	1.0%

VICI Properties, Inc.	Specialized REITs	1.0%

Fidelity National Information Services, Inc.	Financial Services	0.9%

LyondellBasell Industries NV (Class A Stock)	Chemicals	0.9%

State Street Corp.	Capital Markets	0.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions Mid-Cap Value Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Quant Solutions Mid-Cap Value Fund’s Class Z shares returned –4.79% for the 12-month reporting period that ended October 31, 2023, underperforming the –3.56% return of the Russell Midcap Value Index (the Index).

What were the market conditions?

•

During the reporting period, both equity and fixed income markets faced significant challenges, including rising inflation, higher interest rates, and fears of a recession. While pullbacks occurred in select commodities, including energy, inflation on a global level continued to persist, prompting monetary policymakers around the globe to continue to push interest rates dramatically higher, both through direct short-term rate hikes and sharp reversals from quantitative easing to quantitative tightening. This was especially true in the US, where the US Federal Reserve (Fed) continued to make its most aggressive policy moves since the 1980s.

•

US mid-cap stocks (as measured by the Russell Midcap Index) declined -1.0% for the reporting period. Mid-cap stocks outperformed small-cap stocks (as measured by the Russell 2000 Index), which declined -8.6%, but underperformed large-cap stocks (as measured by the Russell 1000 Index), which advanced 9.5%.

•

Value stocks underperformed growth stocks within each of the market-cap indices. In the mid-cap space, the Russell Midcap Value Index (-3.6%) underperformed the Russell Midcap Growth Index (+3.4%) by nearly 7%.

What worked?

•

PGIM Quantitative Solutions uses a systematic process to select mid-cap stocks that trade at a discount to their fundamental value and show positive business prospects. The Fund is focused on deep-value stocks, which are characterized by high earnings yields, cash flow yields, and book yields.

•	The Fund outperformed the Index in six of the eleven economic sectors, with the strongest relative performance in materials and consumer discretionary.

•

In materials, overweight positions in inexpensive steel producers and strong selection among inexpensive chemical companies contributed to relative gains. The bulk of the gains came from steel, where the industry returned over 21% for the period, as steel prices rose sharply in the beginning of 2023.

•

In consumer discretionary, the Fund’s overweight positions in inexpensive homebuilders drove outperformance. Despite elevated interest rates, shares of homebuilders surged on strong demand and a limited supply of homes.

•	In security selection, top relative contributors included Rivian Automotive Inc., PulteGroup Inc., First Republic Bank, Builders FirstSource Inc., and Toll Brothers Inc.

What didn’t work?

•	The Fund underperformed the Index in five of the eleven sectors, with the largest detractions coming from financials, real estate, and industrials.

•	In financials, losses were driven by the failures of several high-profile institutions, so the Fund’s overweight positions in some of these stocks had an especially negative impact on performance.

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•

In real estate, having overweight positions in inexpensive office REITs was the primary detractor from performance. These stocks plunged as return-to-office plans proved less robust than expected, with many workers continuing to push for remote options.

•	In industrials, relative losses were more broadly distributed and spanned positions in airlines, aerospace, defense, and industrial machinery.

•	In security selection, top relative detractors included Signature Bank, SVB Financial Group, Lumen Technologies Inc., DISH Network Corp., and Petco Health & Wellness Company Inc.

Did the Fund use derivatives?

The Fund did not hold any derivatives during the reporting period.

Current outlook

•

Against the more recent backdrop of declining valuations, PGIM Quantitative Solutions believes that both equity and fixed income markets will continue to be subject to significant uncertainty and volatility. Employment data and wage inflation suggest that the Fed has more work to do on rates, both in terms of further increases as well as sustaining the new, higher interest rate regime further into the future (i.e., “higher for longer”).

•

In equities, in particular, PGIM Quantitative Solutions believes the significant jump in valuations among large-cap growth stocks is likely to be unsustainable, given their fuller valuations and what appears to be generally slowing growth rates. At the same time, the high-profile bank failures during the first quarter of 2023 have continued to severely undermine value stocks, leading to their underperformance so far this year. PGIM Quantitative Solutions believes that until there is more clarity on the general direction of the economy in the form of a “soft” or a “hard” landing and its impact on economic activity, the market will continue to “fight the Fed,” which historically has been a difficult process.

•

PGIM Quantitative Solutions continues to favor cheaper rather than more expensive stocks, given their deeply discounted valuations. The Fund’s investment model continues to identify many attractively valued mid-cap stocks, and the Fund remains significantly cheaper than the Index, based on various measures of value, such as earnings yield, book yield, and cash flow yield. Given the conviction that the deeply discounted stocks within the Fund offer the prospect of strong relative returns, PGIM Quantitative Solutions remains committed to these attractively valued names to capture the value premium.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions Mid-Cap Value Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Mid-Cap Value Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 951.70	1.14%	$5.61

	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
Class C	Actual	$1,000.00	$ 948.10	1.96%	$9.62
	Hypothetical	$1,000.00	$1,015.32	1.96%	$9.96

Class R	Actual	$1,000.00	$ 950.20	1.46%	$7.18

	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
Class Z	Actual	$1,000.00	$ 953.30	0.85%	$4.18
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class R2	Actual	$1,000.00	$ 951.10	1.23%	$6.05

	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Class R4	Actual	$1,000.00	$ 952.10	0.98%	$4.82
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

Class R6	Actual	$1,000.00	$ 954.10	0.74%	$3.64

	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions Mid-Cap Value Fund    11

Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS 99.5%

Aerospace & Defense 0.4%

Textron, Inc.	5,300	$402,800
TransDigm Group, Inc.*	300	248,427

		651,227

Automobile Components 0.9%

BorgWarner, Inc.	29,600	1,092,240
Lear Corp.	3,000	389,280

		1,481,520

Automobiles 1.2%

Harley-Davidson, Inc.	34,300	920,955
Thor Industries, Inc.	11,000	967,230

		1,888,185

Banks 4.5%

Citizens Financial Group, Inc.	33,000	773,190
Fifth Third Bancorp	50,433	1,195,766
First Citizens BancShares, Inc. (Class A Stock)	400	552,296
First Horizon Corp.	18,800	202,100
Huntington Bancshares, Inc.	87,300	842,445
KeyCorp	107,100	1,094,562
M&T Bank Corp.	8,500	958,375
New York Community Bancorp, Inc.	44,600	422,808
Pinnacle Financial Partners, Inc.	1,400	87,304
Regions Financial Corp.	58,100	844,193
Webster Financial Corp.	10,300	391,091
Wintrust Financial Corp.	600	44,814

		7,408,944

Beverages 0.7%

Molson Coors Beverage Co. (Class B Stock)	19,800	1,143,846

Biotechnology 0.4%

Biogen, Inc.*	2,100	498,834
United Therapeutics Corp.*	900	200,574

		699,408

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Broadline Retail 0.6%

Kohl’s Corp.	21,400	$482,570
Macy’s, Inc.	44,200	538,356

		1,020,926

Building Products 1.6%

Builders FirstSource, Inc.*	9,700	1,052,644
Carrier Global Corp.	7,500	357,450
Owens Corning	9,300	1,054,341
Trane Technologies PLC	600	114,186

		2,578,621

Capital Markets 4.4%

Affiliated Managers Group, Inc.	1,200	147,312
Bank of New York Mellon Corp. (The)	40,800	1,734,000
Carlyle Group, Inc. (The)	15,300	421,362
Franklin Resources, Inc.	44,500	1,014,155
Invesco Ltd.	72,100	935,137
Janus Henderson Group PLC	13,300	306,831
Jefferies Financial Group, Inc.	12,800	411,904
Northern Trust Corp.	5,700	375,687
Raymond James Financial, Inc.	1,300	124,072
State Street Corp.	22,000	1,421,860
Stifel Financial Corp.	500	28,500
Virtu Financial, Inc. (Class A Stock)	11,400	210,786

		7,131,606

Chemicals 6.1%

Albemarle Corp.(a)	9,100	1,153,698
Celanese Corp.	6,800	778,668
CF Industries Holdings, Inc.	15,800	1,260,524
Corteva, Inc.	12,000	577,680
DuPont de Nemours, Inc.(a)	14,700	1,071,336
Eastman Chemical Co.	3,400	254,082
International Flavors & Fragrances, Inc.(a)	19,600	1,339,660
LyondellBasell Industries NV (Class A Stock)	16,100	1,452,864
Mosaic Co. (The)	34,200	1,110,816
Olin Corp.	1,800	76,896
Westlake Corp.	8,300	957,488

		10,033,712

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies 0.6%

Driven Brands Holdings, Inc.*	67,600	$769,288
Republic Services, Inc.	900	133,641

		902,929

Communications Equipment 0.3%

Viasat, Inc.*(a)	27,900	514,476

Construction & Engineering 0.4%

MDU Resources Group, Inc.	35,500	660,655

Consumer Finance 2.0%

Ally Financial, Inc.	42,659	1,031,921
Discover Financial Services	12,100	993,168
Synchrony Financial	41,700	1,169,685

		3,194,774

Consumer Staples Distribution & Retail 1.8%

Dollar Tree, Inc.*	1,600	177,744
Kroger Co. (The)	31,300	1,420,081
US Foods Holding Corp.*	1,800	70,092
Walgreens Boots Alliance, Inc.	60,500	1,275,340

		2,943,257

Containers & Packaging 1.0%

Berry Global Group, Inc.	6,300	346,500
Graphic Packaging Holding Co.	7,000	150,570
International Paper Co.	35,300	1,190,669

		1,687,739

Distributors 0.3%

LKQ Corp.	10,800	474,336

Diversified Consumer Services 0.0%

ADT, Inc.	3,500	19,810

Diversified REITs 0.7%

WP Carey, Inc.	21,500	1,153,475

Diversified Telecommunication Services 0.6%

Frontier Communications Parent, Inc.*(a)	57,000	1,021,440

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Electric Utilities 4.4%

Alliant Energy Corp.	1,200	$58,548
Avangrid, Inc.	29,600	884,152
Constellation Energy Corp.	500	56,460
Edison International	14,900	939,594
Entergy Corp.	6,600	630,894
Evergy, Inc.	23,200	1,140,048
Eversource Energy	23,900	1,285,581
FirstEnergy Corp.	7,100	252,760
Pinnacle West Capital Corp.	1,500	111,270
PPL Corp.	48,300	1,186,731
Xcel Energy, Inc.	10,900	646,043

		7,192,081

Electrical Equipment 0.4%

AMETEK, Inc.	1,300	183,001
Regal Rexnord Corp.	3,300	390,753

		573,754

Electronic Equipment, Instruments & Components 2.5%

Arrow Electronics, Inc.*	8,700	986,667
Avnet, Inc.	19,600	908,068
Coherent Corp.*	18,600	550,560
Corning, Inc.	21,300	569,988
TD SYNNEX Corp.	10,500	962,640
Teledyne Technologies, Inc.*	500	187,295

		4,165,218

Energy Equipment & Services 0.3%

Baker Hughes Co.	14,300	492,206

Financial Services 3.0%

Corebridge Financial, Inc.	47,500	950,000
Fidelity National Information Services, Inc.	30,100	1,478,211
Global Payments, Inc.	12,300	1,306,506
MGIC Investment Corp.	60,200	1,013,768
NCR Atleos Corp.*	7,800	172,068

		4,920,553

Food Products 2.3%

Bunge Ltd.	6,600	699,468
Conagra Brands, Inc.	38,700	1,058,832

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)

Darling Ingredients, Inc.*	2,500	$110,725
J.M. Smucker Co. (The)	6,700	762,728
Tyson Foods, Inc. (Class A Stock)	25,900	1,200,465

		3,832,218

Gas Utilities 0.9%

Atmos Energy Corp.	4,000	430,640
National Fuel Gas Co.	2,800	142,660
UGI Corp.	45,300	942,240

		1,515,540

Ground Transportation 1.9%

Knight-Swift Transportation Holdings, Inc.	22,200	1,085,358
Ryder System, Inc.	8,741	852,597
Schneider National, Inc. (Class B Stock)	8,500	215,305
U-Haul Holding Co.*	3,700	181,744
U-Haul Holding Co. (Non-Voting Shares)	15,500	731,755

		3,066,759

Health Care Equipment & Supplies 0.9%

Envista Holdings Corp.*	16,500	383,955
QuidelOrtho Corp.*(a)	11,000	671,880
Zimmer Biomet Holdings, Inc.	3,800	396,758

		1,452,593

Health Care Providers & Services 1.3%

Laboratory Corp. of America Holdings	1,800	359,514
Premier, Inc. (Class A Stock)	45,300	870,666
Quest Diagnostics, Inc.	2,900	377,290
Universal Health Services, Inc. (Class B Stock)	4,600	579,094

		2,186,564

Health Care REITs 1.6%

Healthcare Realty Trust, Inc.	68,900	988,715
Healthpeak Properties, Inc.	20,000	311,000
Medical Properties Trust, Inc.(a)	180,669	863,598
Ventas, Inc.	3,000	127,380
Welltower, Inc.	4,800	401,328

		2,692,021

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    17

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Hotel & Resort REITs 1.3%

Host Hotels & Resorts, Inc.	74,700	$1,156,356
Park Hotels & Resorts, Inc.	82,300	948,919

		2,105,275

Hotels, Restaurants & Leisure 1.0%

Caesars Entertainment, Inc.*	16,700	666,163
Marriott Vacations Worldwide Corp.	1,200	107,832
Penn Entertainment, Inc.*	47,300	933,229

		1,707,224

Household Durables 4.6%

D.R. Horton, Inc.	16,100	1,680,840
Lennar Corp. (Class A Stock)	15,063	1,606,921
Mohawk Industries, Inc.*	11,739	943,581
Newell Brands, Inc.	128,200	861,504
PulteGroup, Inc.	17,747	1,306,002
Toll Brothers, Inc.	15,033	1,062,983

		7,461,831

Independent Power & Renewable Electricity Producers 0.3%

Vistra Corp.	16,000	523,520

Industrial REITs 0.2%

Rexford Industrial Realty, Inc.	5,800	250,792

Insurance 5.0%

Aflac, Inc.	5,600	437,416
Arthur J. Gallagher & Co.	1,200	282,588
Axis Capital Holdings Ltd.	17,900	1,022,090
Brighthouse Financial, Inc.*	14,100	638,730
CNA Financial Corp.	16,200	654,480
Everest Group Ltd.	800	316,496
Fidelity National Financial, Inc.	8,800	343,992
First American Financial Corp.	8,600	442,384
Hartford Financial Services Group, Inc. (The)	13,000	954,850
Loews Corp.	18,700	1,196,987
Markel Group, Inc.*	30	44,116
Old Republic International Corp.	9,700	265,586
Reinsurance Group of America, Inc.	2,400	358,728
Unum Group	23,200	1,134,480

		8,092,923

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Interactive Media & Services 0.2%

IAC, Inc.*	5,800	$246,790

IT Services 0.5%

Cognizant Technology Solutions Corp. (Class A Stock)	11,200	722,064
Twilio, Inc. (Class A Stock)*	3,000	153,780

		875,844

Leisure Products 0.2%

Brunswick Corp.	3,700	257,039

Machinery 3.9%

AGCO Corp.	9,400	1,077,804
CNH Industrial NV (United Kingdom)	46,300	508,374
Cummins, Inc.	1,000	216,300
Fortive Corp.	9,200	600,576
Gates Industrial Corp. PLC*	84,300	920,556
Ingersoll Rand, Inc.	5,400	327,672
Otis Worldwide Corp.	1,400	108,094
PACCAR, Inc.	15,550	1,283,342
Parker-Hannifin Corp.	1,500	553,365
Stanley Black & Decker, Inc.	4,000	340,200
Westinghouse Air Brake Technologies Corp.	4,700	498,294

		6,434,577

Media 1.7%

DISH Network Corp. (Class A Stock)*	59,700	292,530
Fox Corp. (Class A Stock)	13,100	398,109
Fox Corp. (Class B Stock)	14,100	393,531
Liberty Broadband Corp. (Class C Stock)*	3,200	266,592
Liberty Media Corp.-Liberty SiriusXM*	10,600	260,230
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	8,500	208,165
News Corp. (Class A Stock)	19,000	392,920
Nexstar Media Group, Inc.	1,700	238,136
Paramount Global (Class B Stock)(a)	31,900	347,072

		2,797,285

Metals & Mining 4.1%

Cleveland-Cliffs, Inc.*	67,400	1,130,972
Nucor Corp.	12,300	1,817,817
Reliance Steel & Aluminum Co.	4,690	1,193,042
SSR Mining, Inc. (Canada)	6,700	92,996

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    19

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)

Steel Dynamics, Inc.	12,600	$1,342,026
United States Steel Corp.	31,400	1,064,146

		6,640,999

Mortgage Real Estate Investment Trusts (REITs) 2.4%

AGNC Investment Corp.	120,100	886,338
Annaly Capital Management, Inc.	67,331	1,051,037
Rithm Capital Corp.	108,100	1,008,573
Starwood Property Trust, Inc.	53,800	954,950

		3,900,898

Multi-Utilities 1.8%

Ameren Corp.	4,200	317,982
CenterPoint Energy, Inc.	5,700	153,216
CMS Energy Corp.	3,300	179,322
Consolidated Edison, Inc.	10,933	959,808
DTE Energy Co.	2,700	260,226
Public Service Enterprise Group, Inc.	9,600	591,840
WEC Energy Group, Inc.	5,800	472,062

		2,934,456

Office REITs 0.6%

Alexandria Real Estate Equities, Inc.	2,900	270,077
Cousins Properties, Inc.	8,100	144,747
Highwoods Properties, Inc.	7,900	141,331
Kilroy Realty Corp.	5,300	151,474
Vornado Realty Trust	10,000	192,000

		899,629

Oil, Gas & Consumable Fuels 7.1%

Antero Resources Corp.*	20,400	600,576
Chesapeake Energy Corp.(a)	8,400	723,072
Coterra Energy, Inc.	35,000	962,500
Devon Energy Corp.	25,800	1,201,506
Diamondback Energy, Inc.	7,400	1,186,368
DT Midstream, Inc.	8,200	442,554
EQT Corp.	19,800	839,124
HF Sinclair Corp.	11,800	653,484
Marathon Oil Corp.	31,900	871,189
Ovintiv, Inc.	12,900	619,200
Phillips 66	15,700	1,790,899

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Range Resources Corp.	18,300	$655,872
Southwestern Energy Co.*	90,600	645,978
Williams Cos., Inc. (The)	11,900	409,360

		11,601,682

Passenger Airlines 2.6%

Alaska Air Group, Inc.*	28,600	904,618
Delta Air Lines, Inc.	41,200	1,287,500
Southwest Airlines Co.	44,900	998,127
United Airlines Holdings, Inc.*	31,600	1,106,316

		4,296,561

Pharmaceuticals 1.9%

Jazz Pharmaceuticals PLC*	3,500	444,570
Perrigo Co. PLC	17,700	489,228
Royalty Pharma PLC (Class A Stock)	42,600	1,144,662
Viatris, Inc.	122,289	1,088,372

		3,166,832

Professional Services 1.8%

Clarivate PLC*	96,300	614,394
Concentrix Corp.	12,600	960,246
Jacobs Solutions, Inc.	2,500	333,250
Leidos Holdings, Inc.	1,000	99,120
ManpowerGroup, Inc.	1,000	69,970
SS&C Technologies Holdings, Inc.	18,500	929,625

		3,006,605

Real Estate Management & Development 0.5%

CBRE Group, Inc. (Class A Stock)*	900	62,406
Howard Hughes Holdings, Inc.*	2,900	192,357
Jones Lang LaSalle, Inc.*	4,900	626,808

		881,571

Residential REITs 0.4%

AvalonBay Communities, Inc.	1,400	232,036
Equity Residential	2,700	149,391

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    21

Schedule of Investments  (continued)

as of October 31, 2023

Description	Shares	Value
COMMON STOCKS (Continued)

Residential REITs (cont’d.)

Essex Property Trust, Inc.	600	$128,352
Invitation Homes, Inc.	2,300	68,287

		578,066

Retail REITs 2.3%

Kimco Realty Corp.	66,861	1,199,486
Realty Income Corp.	34,713	1,644,702
Spirit Realty Capital, Inc.	23,200	834,968

		3,679,156

Semiconductors & Semiconductor Equipment 0.6%

Marvell Technology, Inc.	4,700	221,934
Skyworks Solutions, Inc.	9,300	806,682

		1,028,616

Software 0.4%

Aspen Technology, Inc.*	2,300	408,825
NCR Voyix Corp.*	15,600	238,524

		647,349

Specialized REITs 2.0%

Digital Realty Trust, Inc.	4,500	559,620
EPR Properties	16,300	696,010
VICI Properties, Inc.	55,800	1,556,820
Weyerhaeuser Co.	13,300	381,577

		3,194,027

Specialty Retail 1.5%

Advance Auto Parts, Inc.	17,900	931,337
Lithia Motors, Inc.	800	193,768
Penske Automotive Group, Inc.	6,500	930,020
Petco Health & Wellness Co., Inc.*	125,600	434,576

		2,489,701

Technology Hardware, Storage & Peripherals 0.8%

Hewlett Packard Enterprise Co.	88,300	1,358,054

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 0.7%

PVH Corp.	13,600	$1,011,160
Tapestry, Inc.	5,800	159,848

		1,171,008

Trading Companies & Distributors 1.0%

Air Lease Corp.	27,200	941,936
Ferguson PLC	800	120,160
United Rentals, Inc.	1,500	609,405

		1,671,501

Water Utilities 0.1%

American Water Works Co., Inc.	900	105,885

TOTAL COMMON STOCKS (cost $161,491,788)		162,706,089

UNAFFILIATED EXCHANGE-TRADED FUND 0.3%
iShares Russell Mid-Cap Value ETF (cost $481,447)	4,900	485,639

TOTAL LONG-TERM INVESTMENTS (cost $161,973,235)		163,191,728

SHORT-TERM INVESTMENTS 4.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	237,876	237,876
PGIM Institutional Money Market Fund (cost $7,021,948; includes $6,981,737 of cash collateral for securities on loan)(b)(wb)	7,033,052	7,029,536

TOTAL SHORT-TERM INVESTMENTS (cost $7,259,824)		7,267,412

TOTAL INVESTMENTS 104.2% (cost $169,233,059)		170,459,140
Liabilities in excess of other assets (4.2)%		(6,893,704)

NET ASSETS 100.0%		$163,565,436

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

REITs—Real Estate Investment Trust

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    23

Schedule of Investments  (continued)

as of October 31, 2023

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,893,050; cash collateral of $6,981,737 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$651,227	$—	$—
Automobile Components	1,481,520	—	—
Automobiles	1,888,185	—	—
Banks	7,408,944	—	—
Beverages	1,143,846	—	—
Biotechnology	699,408	—	—
Broadline Retail	1,020,926	—	—
Building Products	2,578,621	—	—
Capital Markets	7,131,606	—	—
Chemicals	10,033,712	—	—
Commercial Services & Supplies	902,929	—	—
Communications Equipment	514,476	—	—
Construction & Engineering	660,655	—	—
Consumer Finance	3,194,774	—	—
Consumer Staples Distribution & Retail	2,943,257	—	—
Containers & Packaging	1,687,739	—	—
Distributors	474,336	—	—
Diversified Consumer Services	19,810	—	—
Diversified REITs	1,153,475	—	—
Diversified Telecommunication Services	1,021,440	—	—
Electric Utilities	7,192,081	—	—
Electrical Equipment	573,754	—	—

See Notes to Financial Statements.

24

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Electronic Equipment, Instruments & Components	$4,165,218	$—	$—
Energy Equipment & Services	492,206	—	—
Financial Services	4,920,553	—	—
Food Products	3,832,218	—	—
Gas Utilities	1,515,540	—	—
Ground Transportation	3,066,759	—	—
Health Care Equipment & Supplies	1,452,593	—	—
Health Care Providers & Services	2,186,564	—	—
Health Care REITs	2,692,021	—	—
Hotel & Resort REITs	2,105,275	—	—
Hotels, Restaurants & Leisure	1,707,224	—	—
Household Durables	7,461,831	—	—
Independent Power & Renewable Electricity Producers	523,520	—	—
Industrial REITs	250,792	—	—
Insurance	8,092,923	—	—
Interactive Media & Services	246,790	—	—
IT Services	875,844	—	—
Leisure Products	257,039	—	—
Machinery	6,434,577	—	—
Media	2,797,285	—	—
Metals & Mining	6,640,999	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,900,898	—	—
Multi-Utilities	2,934,456	—	—
Office REITs	899,629	—	—
Oil, Gas & Consumable Fuels	11,601,682	—	—
Passenger Airlines	4,296,561	—	—
Pharmaceuticals	3,166,832	—	—
Professional Services	3,006,605	—	—
Real Estate Management & Development	881,571	—	—
Residential REITs	578,066	—	—
Retail REITs	3,679,156	—	—
Semiconductors & Semiconductor Equipment	1,028,616	—	—
Software	647,349	—	—
Specialized REITs	3,194,027	—	—
Specialty Retail	2,489,701	—	—
Technology Hardware, Storage & Peripherals	1,358,054	—	—
Textiles, Apparel & Luxury Goods	1,171,008	—	—
Trading Companies & Distributors	1,671,501	—	—
Water Utilities	105,885	—	—
Unaffiliated Exchange-Traded Fund	485,639	—	—
Short-Term Investments
Affiliated Mutual Funds	7,267,412	—	—

Total	$170,459,140	$—	$—

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    25

Schedule of Investments  (continued)

as of October 31, 2023

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Oil, Gas & Consumable Fuels	7.1%
Chemicals	6.1
Insurance	5.0
Household Durables	4.6
Banks	4.5
Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	4.4
Electric Utilities	4.4
Capital Markets	4.4
Metals & Mining	4.1
Machinery	3.9
Financial Services	3.0
Passenger Airlines	2.6
Electronic Equipment, Instruments & Components	2.5
Mortgage Real Estate Investment Trusts (REITs)	2.4
Food Products	2.3
Retail REITs	2.3
Consumer Finance	2.0
Specialized REITs	2.0
Pharmaceuticals	1.9
Ground Transportation	1.9
Professional Services	1.8
Consumer Staples Distribution & Retail	1.8
Multi-Utilities	1.8
Media	1.7
Health Care REITs	1.6
Building Products	1.6
Specialty Retail	1.5
Health Care Providers & Services	1.3
Hotel & Resort REITs	1.3
Automobiles	1.2
Hotels, Restaurants & Leisure	1.0
Containers & Packaging	1.0
Trading Companies & Distributors	1.0
Gas Utilities	0.9
Automobile Components	0.9

Health Care Equipment & Supplies	0.9%
Technology Hardware, Storage & Peripherals	0.8
Textiles, Apparel & Luxury Goods	0.7
Diversified REITs	0.7
Beverages	0.7
Semiconductors & Semiconductor Equipment	0.6
Diversified Telecommunication Services	0.6
Broadline Retail	0.6
Commercial Services & Supplies	0.6
Office REITs	0.6
Real Estate Management & Development	0.5
IT Services	0.5
Biotechnology	0.4
Construction & Engineering	0.4
Aerospace & Defense	0.4
Software	0.4
Residential REITs	0.4
Electrical Equipment	0.4
Independent Power & Renewable Electricity Producers	0.3
Communications Equipment	0.3
Energy Equipment & Services	0.3
Unaffiliated Exchange-Traded Fund	0.3
Distributors	0.3
Leisure Products	0.2
Industrial REITs	0.2
Interactive Media & Services	0.2
Water Utilities	0.1
Diversified Consumer Services	0.0 *

104.2
Liabilities in excess of other assets	(4.2)

100.0%

*	Less than 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit

See Notes to Financial Statements.

26

offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$6,893,050	$(6,893,050)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    27

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value, including securities on loan of $6,893,050:
Unaffiliated investments (cost $161,973,235)	$163,191,728
Affiliated investments (cost $7,259,824)	7,267,412
Receivable for investments sold	4,040,644
Dividends receivable	125,587
Receivable for Fund shares sold	71,791
Tax reclaim receivable	1,640
Prepaid expenses	1,511

Total Assets	174,700,313

Liabilities

Payable to broker for collateral for securities on loan	6,981,737
Payable for investments purchased	3,752,714
Payable for Fund shares purchased	136,693
Accrued expenses and other liabilities	128,616
Management fee payable	87,384
Affiliated transfer agent fee payable	23,710
Distribution fee payable	22,755
Directors’ fees payable	1,268

Total Liabilities	11,134,877

Net Assets	$163,565,436

Net assets were comprised of:
Common stock, at par	$8,537
Paid-in capital in excess of par	211,723,500
Total distributable earnings (loss)	(48,166,601)

Net assets, October 31, 2023	$163,565,436

See Notes to Financial Statements.

28

Class A

Net asset value and redemption price per share, ($95,179,336 ÷ 4,979,734 shares of common stock issued and outstanding)	$19.11

Maximum sales charge (5.50% of offering price)	1.11

Maximum offering price to public	$20.22

Class C

Net asset value, offering price and redemption price per share, ($2,147,134 ÷ 136,585 shares of common stock issued and outstanding)	$15.72

Class R

Net asset value, offering price and redemption price per share, ($164,310 ÷ 8,531 shares of common stock issued and outstanding)	$19.26

Class Z

Net asset value, offering price and redemption price per share, ($26,635,771 ÷ 1,373,741 shares of common stock issued and outstanding)	$19.39

Class R2

Net asset value, offering price and redemption price per share, ($12,053 ÷ 626 shares of common stock issued and outstanding)	$19.26

Class R4

Net asset value, offering price and redemption price per share, ($313,383 ÷ 16,233 shares of common stock issued and outstanding)	$19.30

Class R6

Net asset value, offering price and redemption price per share, ($39,113,449 ÷ 2,021,807 shares of common stock issued and outstanding)	$19.35

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    29

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $3,411 foreign withholding tax)	$5,659,456
Affiliated income from securities lending, net	36,636
Affiliated dividend income	8,797

Total income	5,704,889

Expenses
Management fee	1,425,936
Distribution fee(a)	363,455
Shareholder servicing fees(a)	1,481
Transfer agent’s fees and expenses (including affiliated expense of $134,001)(a)	301,708
Custodian and accounting fees	53,604
Registration fees(a)	47,785
Shareholders’ reports	44,519
Professional fees	37,966
Audit fee	25,440
Directors’ fees	12,837
Miscellaneous	35,456

Total expenses	2,350,187
Less: Fee waiver and/or expense reimbursement(a)	(328,346)
Distribution fee waiver(a)	(55,037)

Net expenses	1,966,804

Net investment income (loss)	3,738,085

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $13,907)	(4,974,177)

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(52))	(6,616,256)

Net gain (loss) on investment transactions	(11,590,433)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(7,852,348)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	328,069	34,242	1,078	—	66	—	—
Shareholder servicing fees	—	—	—	—	26	1,455	—
Transfer agent’s fees and expenses	237,083	13,555	373	42,509	189	2,751	5,248
Registration fees	11,855	6,380	4,828	6,635	3,980	3,980	10,127
Fee waiver and/or expense reimbursement	(198,512)	(15,857)	(5,035)	(32,733)	(4,152)	(5,989)	(66,068)
Distribution fee waiver	(54,678)	—	(359)	—	—	—	—

See Notes to Financial Statements.

30

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,738,085	$3,902,577
Net realized gain (loss) on investment transactions	(4,974,177)	21,672,227
Net change in unrealized appreciation (depreciation) on investments	(6,616,256)	(43,112,737)

Net increase (decrease) in net assets resulting from operations	(7,852,348)	(17,537,933)

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,802,402)	(1,531,119)
Class C	(50,363)	(55,880)
Class R	(2,287)	(3,111)
Class Z	(611,646)	(898,720)
Class R2	(605)	(479)
Class R4	(28,080)	(23,576)
Class R6	(1,064,261)	(1,110,299)

	(3,559,644)	(3,623,184)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	14,442,458	51,878,966
Net asset value of shares issued in reinvestment of dividends and distributions	3,434,799	3,516,665
Cost of shares purchased	(50,564,848)	(98,025,294)

Net increase (decrease) in net assets from Fund share transactions	(32,687,591)	(42,629,663)

Total increase (decrease)	(44,099,583)	(63,790,780)

Net Assets:

Beginning of year	207,665,019	271,455,799

End of year	$163,565,436	$207,665,019

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    31

Financial Highlights

Class A Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.46	$22.40	$13.95	$17.83	$20.17
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.31	0.23	0.29	0.30
Net realized and unrealized gain (loss) on investment transactions	(1.39)	(1.98)	8.52	(3.75)	(0.66)
Total from investment operations	(1.02)	(1.67)	8.75	(3.46)	(0.36)
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.27)	(0.30)	(0.42)	(0.41)
Distributions from net realized gains	-	-	-	-	(1.57)
Total dividends and distributions	(0.33)	(0.27)	(0.30)	(0.42)	(1.98)
Net asset value, end of year	$19.11	$20.46	$22.40	$13.95	$17.83
Total Return(b):	(5.05)%	(7.51)%	63.44%	(20.02)%	(0.95)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$95,179	$111,871	$128,832	$96,607	$173,162
Average net assets (000)	$109,356	$122,783	$123,830	$125,104	$192,828
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.13%	1.13%	1.13%	1.14%	1.13%
Expenses before waivers and/or expense reimbursement	1.36%	1.33%	1.33%	1.39%	1.32%
Net investment income (loss)	1.77%	1.42%	1.13%	1.96%	1.69%
Portfolio turnover rate(d)	70%	67%	81%	55%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

32

Class C Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.89	$18.55	$11.63	$14.94	$17.24
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.12	0.05	0.15	0.16
Net realized and unrealized gain (loss) on investment transactions	(1.15)	(1.64)	7.10	(3.16)	(0.61)
Total from investment operations	(0.97)	(1.52)	7.15	(3.01)	(0.45)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.14)	(0.23)	(0.30)	(0.28)
Distributions from net realized gains	-	-	-	-	(1.57)
Total dividends and distributions	(0.20)	(0.14)	(0.23)	(0.30)	(1.85)
Net asset value, end of year	$15.72	$16.89	$18.55	$11.63	$14.94
Total Return(b):	(5.83)%	(8.24)%	62.09%	(20.65)%	(1.76)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,147	$4,527	$7,641	$6,823	$16,672
Average net assets (000)	$3,424	$6,293	$8,011	$10,577	$27,709
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.95%	1.95%	1.95%	1.96%	1.94%
Expenses before waivers and/or expense reimbursement	2.41%	2.26%	2.15%	2.19%	1.98%
Net investment income (loss)	1.05%	0.68%	0.33%	1.17%	1.08%
Portfolio turnover rate(d)	70%	67%	81%	55%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    33

Financial Highlights  (continued)

Class R Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.61	$22.56	$14.06	$17.96	$20.30
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.26	0.18	0.24	0.25
Net realized and unrealized gain (loss) on investment transactions	(1.37)	(2.01)	8.58	(3.78)	(0.67)
Total from investment operations	(1.09)	(1.75)	8.76	(3.54)	(0.42)
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.20)	(0.26)	(0.36)	(0.35)
Distributions from net realized gains	-	-	-	-	(1.57)
Total dividends and distributions	(0.26)	(0.20)	(0.26)	(0.36)	(1.92)
Net asset value, end of year	$19.26	$20.61	$22.56	$14.06	$17.96
Total Return(b):	(5.34)%	(7.79)%	62.86%	(20.23)%	(1.29)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$164	$182	$352	$298	$491
Average net assets (000)	$144	$292	$414	$386	$657
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.46%	1.45%
Expenses before waivers and/or expense reimbursement	5.20%	4.08%	3.57%	4.44%	3.51%
Net investment income (loss)	1.35%	1.18%	0.87%	1.58%	1.39%
Portfolio turnover rate(d)	70%	67%	81%	55%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class Z Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.75	$22.71	$14.14	$18.06	$20.40
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.39	0.28	0.35	0.37
Net realized and unrealized gain (loss) on investment transactions	(1.41)	(2.02)	8.63	(3.80)	(0.68)
Total from investment operations	(0.98)	(1.63)	8.91	(3.45)	(0.31)
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.33)	(0.34)	(0.47)	(0.46)
Distributions from net realized gains	-	-	-	-	(1.57)
Total dividends and distributions	(0.38)	(0.33)	(0.34)	(0.47)	(2.03)
Net asset value, end of year	$19.39	$20.75	$22.71	$14.14	$18.06
Total Return(b):	(4.79)%	(7.26)%	63.81%	(19.75)%	(0.64)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,636	$34,193	$65,489	$44,469	$178,692
Average net assets (000)	$31,753	$49,899	$64,701	$86,918	$262,457
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.87%	0.88%	0.84%
Expenses before waivers and/or expense reimbursement	0.99%	0.97%	0.95%	0.96%	0.88%
Net investment income (loss)	2.03%	1.77%	1.37%	2.29%	2.02%
Portfolio turnover rate(d)	70%	67%	81%	55%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    35

Financial Highlights  (continued)

Class R2 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.62	$22.56	$14.05	$17.95	$20.29
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.29	0.21	0.29	0.29
Net realized and unrealized gain (loss) on investment transactions	(1.46)	(1.98)	8.59	(3.79)	(0.67)
Total from investment operations	(1.05)	(1.69)	8.80	(3.50)	(0.38)
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.25)	(0.29)	(0.40)	(0.39)
Distributions from net realized gains	-	-	-	-	(1.57)
Total dividends and distributions	(0.31)	(0.25)	(0.29)	(0.40)	(1.96)
Net asset value, end of year	$19.26	$20.62	$22.56	$14.05	$17.95
Total Return(b):	(5.16)%	(7.55)%	63.25%	(20.07)%	(1.07)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12	$40	$44	$33	$49
Average net assets (000)	$26	$43	$44	$36	$48
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.23%	1.23%	1.23%	1.24%	1.23%
Expenses before waivers and/or expense reimbursement	16.92%	13.29%	13.76%	42.28%	27.75%
Net investment income (loss)	1.97%	1.32%	1.02%	1.91%	1.61%
Portfolio turnover rate(d)	70%	67%	81%	55%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class R4 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.67	$22.62	$14.08	$17.99	$20.33
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.35	0.25	0.30	0.34
Net realized and unrealized gain (loss) on investment transactions	(1.44)	(2.00)	8.61	(3.77)	(0.68)
Total from investment operations	(1.01)	(1.65)	8.86	(3.47)	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.30)	(0.32)	(0.44)	(0.43)
Distributions from net realized gains	-	-	-	-	(1.57)
Total dividends and distributions	(0.36)	(0.30)	(0.32)	(0.44)	(2.00)
Net asset value, end of year	$19.30	$20.67	$22.62	$14.08	$17.99
Total Return(b):	(4.94)%	(7.34)%	63.70%	(19.89)%	(0.79)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$313	$1,579	$1,778	$2,761	$3,363
Average net assets (000)	$1,455	$1,706	$2,631	$2,859	$1,861
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.98%	0.98%	0.98%	0.99%	0.98%
Expenses before waivers and/or expense reimbursement	1.39%	1.33%	1.29%	1.62%	1.68%
Net investment income (loss)	2.05%	1.59%	1.28%	2.00%	1.93%
Portfolio turnover rate(d)	70%	67%	81%	55%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Value Fund    37

Financial Highlights  (continued)

Class R6 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.71	$22.66	$14.10	$18.01	$20.38
Income (loss) from investment operations:
Net investment income (loss)	0.46	0.41	0.31	0.40	0.38
Net realized and unrealized gain (loss) on investment transactions	(1.40)	(2.00)	8.61	(3.82)	(0.69)
Total from investment operations	(0.94)	(1.59)	8.92	(3.42)	(0.31)
Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.36)	(0.36)	(0.49)	(0.49)
Distributions from net realized gains	-	-	-	-	(1.57)
Total dividends and distributions	(0.42)	(0.36)	(0.36)	(0.49)	(2.06)
Net asset value, end of year	$19.35	$20.71	$22.66	$14.10	$18.01
Total Return(b):	(4.63)%	(7.10)%	64.08%	(19.68)%	(0.59)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,113	$55,273	$67,320	$39,149	$146,559
Average net assets (000)	$49,175	$65,489	$58,904	$67,073	$186,689
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.73%	0.73%	0.73%	0.74%	0.73%
Expenses before waivers and/or expense reimbursement	0.86%	0.85%	0.85%	0.86%	0.78%
Net investment income (loss)	2.20%	1.84%	1.52%	2.54%	2.11%
Portfolio turnover rate(d)	70%	67%	81%	55%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 10 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Quant Solutions Mid-Cap Value Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek capital growth.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Quant Solutions Mid-Cap Value Fund    39

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

40

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

PGIM Quant Solutions Mid-Cap Value Fund    41

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

42

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.73% of average daily net assets to $1 billion;	0.73%
0.71% of average daily net assets from $1 billion to $3 billion;
0.69% of average daily net assets from $3 billion to $5 billion;
0.67% of average daily net assets over $5 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.13%
C	1.95
R	1.45
Z	0.95
R2	1.23
R4	0.98

PGIM Quant Solutions Mid-Cap Value Fund    43

Notes to Financial Statements (continued)

Class	Expense Limitations
R6	0.73%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.25%	N/A%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$30,457	$ 25

44

Class	FESL	CDSC
C	$—	$156

PGIM Investments, PGIM Quantitative Solutions, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$137,066,437	$169,320,333

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

PGIM Quant Solutions Mid-Cap Value Fund    45

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)

$ —	$12,044,775	$11,806,899	$ —	$ —	$ 237,876	237,876	$8,797

PGIM Institutional Money Market Fund(1)(b)(wb)

30,573,099	166,419,897	189,977,315	(52)	13,907	7,029,536	7,033,052	36,636(2)

$30,573,099	$178,464,672	$201,784,214	$(52)	$13,907	$7,267,412		$45,433

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$3,559,644	$—	$—	$3,559,644

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$3,623,184	$—	$—	$3,623,184

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$2,590,415	$—

46

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$172,999,109	$19,822,745	$(22,362,714)	$(2,539,969)

The differences between GAAP and tax basis were primarily due to deferred losses on wash sales and corporate spin-off adjustment.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$48,217,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Quant Solutions Mid-Cap Value Fund    47

Notes to Financial Statements (continued)

The RIC is authorized to issue 5,500,000,000 shares of capital stock, $0.001 par value per share, 800,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	100,000,000
B	5,000,000
C	30,000,000
R	75,000,000
Z	190,000,000
T	75,000,000
R2	75,000,000
R4	75,000,000
R6	175,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	13,421	0.3%
Z	12,438	0.9
R2	526	84.0
R4	532	3.3

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	47.6

48

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	195,331	$4,096,563
Shares issued in reinvestment of dividends and distributions	85,726	1,715,379
Shares purchased	(810,223)	(16,739,623)
Net increase (decrease) in shares outstanding before conversion	(529,166)	(10,927,681)
Shares issued upon conversion from other share class(es)	82,238	1,713,659
Shares purchased upon conversion into other share class(es)	(39,826)	(815,148)
Net increase (decrease) in shares outstanding	(486,754)	$(10,029,170)

Year ended October 31, 2022:
Shares sold	520,655	$11,551,313
Shares issued in reinvestment of dividends and distributions	67,587	1,457,850
Shares purchased	(923,869)	(20,033,297)
Net increase (decrease) in shares outstanding before conversion	(335,627)	(7,024,134)
Shares issued upon conversion from other share class(es)	94,493	2,081,402
Shares purchased upon conversion into other share class(es)	(44,606)	(964,226)
Net increase (decrease) in shares outstanding	(285,740)	$(5,906,958)

Class C
Year ended October 31, 2023:
Shares sold	12,003	$211,293
Shares issued in reinvestment of dividends and distributions	3,019	50,062
Shares purchased	(49,951)	(849,293)
Net increase (decrease) in shares outstanding before conversion	(34,929)	(587,938)
Shares purchased upon conversion into other share class(es)	(96,525)	(1,661,420)
Net increase (decrease) in shares outstanding	(131,454)	$(2,249,358)

Year ended October 31, 2022:
Shares sold	27,468	$513,294
Shares issued in reinvestment of dividends and distributions	3,037	54,463
Shares purchased	(68,142)	(1,226,528)
Net increase (decrease) in shares outstanding before conversion	(37,637)	(658,771)
Shares purchased upon conversion into other share class(es)	(106,231)	(1,931,737)
Net increase (decrease) in shares outstanding	(143,868)	$(2,590,508)

Class R
Year ended October 31, 2023:
Shares sold	3,385	$68,380
Shares issued in reinvestment of dividends and distributions	113	2,287
Shares purchased	(3,783)	(83,632)
Net increase (decrease) in shares outstanding	(285)	$(12,965)

PGIM Quant Solutions Mid-Cap Value Fund    49

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	599	$13,213
Shares issued in reinvestment of dividends and distributions	143	3,111
Shares purchased	(7,543)	(161,778)
Net increase (decrease) in shares outstanding	(6,801)	$(145,454)

Class Z
Year ended October 31, 2023:
Shares sold	121,577	$2,550,308
Shares issued in reinvestment of dividends and distributions	29,721	602,139
Shares purchased	(455,000)	(9,475,172)
Net increase (decrease) in shares outstanding before conversion	(303,702)	(6,322,725)
Shares issued upon conversion from other share class(es)	34,115	706,692
Shares purchased upon conversion into other share class(es)	(4,135)	(86,997)
Net increase (decrease) in shares outstanding	(273,722)	$(5,703,030)

Year ended October 31, 2022:
Shares sold	475,694	$10,673,504
Shares issued in reinvestment of dividends and distributions	40,707	888,638
Shares purchased	(1,785,581)	(39,559,279)
Net increase (decrease) in shares outstanding before conversion	(1,269,180)	(27,997,137)
Shares issued upon conversion from other share class(es)	42,739	939,028
Shares purchased upon conversion into other share class(es)	(9,689)	(221,288)
Net increase (decrease) in shares outstanding	(1,236,130)	$(27,279,397)

Class R2
Year ended October 31, 2023:
Shares sold	146	$3,039
Shares issued in reinvestment of dividends and distributions	30	605
Shares purchased	(1,498)	(30,615)
Net increase (decrease) in shares outstanding	(1,322)	$(26,971)

Year ended October 31, 2022:
Shares sold	192	$4,359
Shares issued in reinvestment of dividends and distributions	22	479
Shares purchased	(223)	(5,014)
Net increase (decrease) in shares outstanding	(9)	$(176)

50

Share Class	Shares	Amount

Class R4
Year ended October 31, 2023:
Shares sold	18,557	$375,292
Shares issued in reinvestment of dividends and distributions	104	2,090
Shares purchased	(78,817)	(1,659,044)
Net increase (decrease) in shares outstanding	(60,156)	$(1,281,662)

Year ended October 31, 2022:
Shares sold	16,146	$354,270
Shares issued in reinvestment of dividends and distributions	98	2,135
Shares purchased	(18,449)	(409,645)
Net increase (decrease) in shares outstanding	(2,205)	$(53,240)

Class R6
Year ended October 31, 2023:
Shares sold	343,766	$7,137,583
Shares issued in reinvestment of dividends and distributions	52,612	1,062,237
Shares purchased	(1,049,674)	(21,727,469)
Net increase (decrease) in shares outstanding before conversion	(653,296)	(13,527,649)
Shares issued upon conversion from other share class(es)	7,178	149,516
Shares purchased upon conversion into other share class(es)	(317)	(6,302)
Net increase (decrease) in shares outstanding	(646,435)	$(13,384,435)

Year ended October 31, 2022:
Shares sold	1,282,067	$28,769,013
Shares issued in reinvestment of dividends and distributions	51,011	1,109,989
Shares purchased	(1,639,630)	(36,629,753)
Net increase (decrease) in shares outstanding before conversion	(306,552)	(6,750,751)
Shares issued upon conversion from other share class(es)	5,234	110,676
Shares purchased upon conversion into other share class(es)	(689)	(13,855)
Net increase (decrease) in shares outstanding	(302,007)	$(6,653,930)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Quant Solutions Mid-Cap Value Fund    51

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 66 days that the Fund had loans outstanding during the period was approximately $314,924, borrowed at a weighted average interest rate of 5.84%. The maximum loan outstanding amount during the period was $1,512,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

52

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short-or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain

PGIM Quant Solutions Mid-Cap Value Fund    53

Notes to Financial Statements (continued)

securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small-or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small-or large-capitalization companies.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs

54

are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Quant Solutions Mid-Cap Value Fund    55

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 10 and Shareholders of PGIM Quant Solutions Mid-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Mid-Cap Value Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 10, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

56

Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Quant Solutions Mid-Cap Value Fund	100%	97.89%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

PGIM Quant Solutions Mid-Cap Value Fund    57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Quant Solutions Mid-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Quant Solutions Mid-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Quant Solutions Mid-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

PGIM Quant Solutions Mid-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Quant Solutions Mid-Cap Value Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Quant Solutions Mid-Cap Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Quant Solutions Mid-Cap Value Fund is a series of Prudential Investment Portfolios, Inc. 10.

PGIM Quant Solutions Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Quant Solutions Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Visit our website at pgim.com/investments

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	4th Quartile

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark over the one-year period, and underperformed its benchmark index over the remaining periods.

•

The Board considered PGIM Investments’ assertion that the Fund’s three-year track record had materially improved as of March 31, 2023, noting that the Fund outperformed its benchmark index and peer group (ranking in the 13th percentile) for the three-year period ended March 31, 2023.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.13% for Class A shares, 0.95% for Class C shares, 1.45% for Class R shares, 0.95% for Class Z shares, 1.23% for Class R2 shares, 0.98% for Class R4 shares, and 0.73% for Class R6 shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions Mid-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Quant Solutions Mid-Cap Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS MID-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	SPRAX	NCBVX	SDVRX	SPVZX	PMVEX	PMVFX	PMVQX

CUSIP	74441L105	74441L303	74441L782	74441L709	74441L758	74441L741	74441L824

MF202E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $54,060 and $50,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(c) Tax Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(d) All Other Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2023 and October 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 10

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	December 18, 2023